UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 25, 2022

ELECTROMED, INC.

(Exact Name of Registrant as Specified in Its Charter)

Minnesota	001-34839	41-1732920
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification Number)

500 Sixth Avenue NW

New Prague, MN 56071

(Address of Principal Executive Offices) (Zip Code)

(952) 758-9299

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Common Stock, $0.01 par value	ELMD	NYSE American LLC
(Title of each class)	(Trading Symbol)	(Name of each exchange on which registered)

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement.

On July 25, 2022 (the “Effective Date”), Electromed, Inc., a Minnesota corporation (the “Company”), entered into a new Cooperation Agreement (the “Cooperation Agreement”) with Summers Value Partners LLC and certain of its affiliates signatory thereto (collectively, “Summers Value”).

In connection with the Cooperation Agreement, the Company has elected Andrew J. Summers to the Board of Directors of the Company (the “Board”) effective as of the Effective Date and has agreed to nominate him for election at the Company’s Fiscal 2023 Annual Meeting of Shareholders (the “Fiscal 2023 Annual Meeting”) to be held in November 2022. To facilitate his election, the Board has increased its size from seven to eight directors.

In addition, the Cooperation Agreement provides for director replacement procedures in the event of Mr. Summers’ departure from the Board during the standstill period described below, provided that Summers Value maintains beneficial ownership of at least 3.0% of the Company’s then-outstanding shares of common stock. Mr. Summers would also be required to resign his directorship if Summers Value’s beneficial ownership falls below that threshold during the same period.

The Cooperation Agreement also includes, among other provisions, certain standstill commitments by Summers Value, including but not limited to restrictions on Summers Value’s ability to (i) engage in any solicitation of proxies or consents, (ii) encourage any person to submit nominees in furtherance of a contested solicitation for the election or removal of directors, (iii) submit any proposal for consideration by shareholders of the Company at any annual or special meeting of shareholders or (iv) seek further representation on the Board. These restrictions apply during a standstill period that will terminate on the date that is the earlier of (A) 30 calendar days prior to the last date pursuant to which shareholder nominations for director elections are permitted pursuant to the Amended and Restated Bylaws of the Company with respect to the Company’s Fiscal 2024 Annual Meeting of Shareholders or (B) the date that is 120 calendar days prior to the first anniversary of the Fiscal 2023 Annual Meeting.

The Cooperation Agreement further provides that during the standstill period Summers Value will vote, subject to certain exceptions, (i) for all directors nominated by the Board for election at any annual or special meeting of shareholders and (ii) in accordance with the recommendation of the Board on any other proposals or other business (other than certain extraordinary transactions) that comes before any annual or special meeting of shareholders.

The description of the Cooperation Agreement contained herein is qualified in its entirety by reference to the full text of the Cooperation Agreement, a copy of which is filed as Exhibit 10.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

The information regarding the election of Andrew J. Summers to serve as a member of the Board set forth in Item 1.01 above is incorporated herein by reference.

Mr. Summers has served as the sole managing member of Summers Value Partners LLC, a boutique value manager based in Denver, Colorado, since founding it in April 2018. From 2008 to April 2018, he served in various positions at Janus Capital Group, most recently as co-portfolio manager, where he covered healthcare services, medical devices, specialty pharmaceutical, and agricultural seed securities. From 2004 to 2007, he founded and served as portfolio manager and Chief Information Officer at Silvergate Capital Management, a long/short healthcare hedge fund. He started his career at INVESCO Funds in 1998 and served in various roles until 2004, most recently as co-portfolio manager of a multibillion dollar health care fund. Mr. Summers served on the board of directors of Scott’s Liquid Gold-Inc. (OTC:SLGD) from May 2019 to May 2020. He is a Chartered Financial Analyst (CFA) and holds a bachelor’s degree in business administration from the University of Wisconsin-Whitewater and a masters’ degree in finance from the University of Wisconsin-Madison.

Mr. Summers will initially serve as the Vice Chair of the Finance and Strategy Committee of the Board and as a member of the Nominating and Governance Committee of the Board. Mr. Summers will also participate in the Company’s existing director compensation program on substantially the same terms as all other non-employee directors. Other than as disclosed herein, there are no arrangements or understandings between Mr. Summers and any other persons pursuant to which Mr. Summers was selected as a director of the Company. There are no relationships or related transactions between Mr. Summers or any member of his immediate family and the Company that would be required to be reported under Item 404(a) of Regulation S-K.

Item 7.01	Regulation FD Disclosure.

On July 25, 2022, the Company issued a press release announcing the events set forth above, the text of which is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference. The information contained in this Item 7.01 and Exhibit 99.1 is being furnished, and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities under Section 18. Furthermore, the information contained in Exhibit 99.1 shall not be deemed to be incorporated by reference into the Company’s filings under the Securities Act of 1933, as amended, or the Exchange Act.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits:

Exhibit Number	Description
10.1	Cooperation Agreement, dated July 25, 2022, by and among Electromed, Inc. and Summers Value Partners LLC and certain of its affiliates signatory thereto
99.1	Press Release, dated July 25, 2022
104	Cover Page Interactive Data File (embedded in the cover page and formatted in inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ELECTROMED, INC.

Date: July 25, 2022	By: /s/ Kathleen S. Skarvan
	Name:	Kathleen S. Skarvan
	Title:	President and Chief Executive Officer